Exhibit 10.29(b)

Contract Number BJ003677.357

SUPPLEMENTAL AGREEMENT TO THE
PRC TECHNOLOGY LICENSE AGREEMENT (AMENDED)

BETWEEN

(1)	PRICESMART, INC. a corporation organized and existing under the laws of the State of Delaware, United States of America (USA), with a principal office and place of business at 4649 Morena Blvd., San Diego, CA 92117, USA (Licensor);

(2)	NOVONT HOLDINGS CO., LTD., a limited liability company, organized and existing under the laws of the People's Republic of China (PRC), with its registered address at Xuhai Building, Room 601, No. 86 Haidian Road, Haidian District, Beijing, PRC (Licensee);

(3)	NOVONT, INC. dba TIMESTONE INTERNATIONAL GROUP, a corporation organized and existing under the laws of the State of California, USA, with its registered address at 444 South Flower St., Los Angeles, CA 90071;

(4)	CHENG CHENG IMPORT-EXPORT CO., LTD., a company organized and existing under the laws of the PRC possessing valid foreign trade rights, with its registered address at No. 18 Xueqing Road, Haidian District, Beijing, PRC, as agent on behalf of Licensee for the importation of the relevant technology and goods under this Agreement.

WHEREAS, the above-mentioned parties (the Parties) signed a “PRC Technology License Agreement (Amended)” (the Agreement) on 28 February 2001; and

WHEREAS, the Parties wish to clarify certain questions regarding the Agreement;

THEREFORE, the Parties hereby agree as follows:

1.	The Parties agree to delete Articles 5.5, 15.2 and 16 of the original Agreement.

2.	The Parties agree to add the following provisions to Article 5.6:

The Parties shall comply with the “Agreement between the Government of the United States of America and the Government of the People’s Republic of China for the Avoidance of Double Taxation and the Prevention of Tax Evasion with Respect to Taxes on Income”. As Licensor is the ultimate payor of taxes on the income obtained by it in the PRC, Licensor agrees that Licensee will withhold taxes and fees payable in accordance with PRC law from the payments which Licensee is to make to Licensor and provide to Licensor official receipts for all such taxes and fees.

3.	The Parties agree to add the following provisions to Article 6.4:

All taxes in connection with the execution of this Agreement levied on the Licensee shall be borne by the Licensee. All taxes arising outside of the PRC in connection with the execution of this Agreement, shall be borne by the Licensor.

4.	This Supplemental Agreement is supplemental to the Agreement and incorporates by reference Article 13 (Arbitration), Article 14.8 (Applicable Law) and Article 14.9 (Language).

IN WITNESS WHEREOF, the parties, having full power and authority to enter into this Agreement, have executed this Agreement on ____June 2001.

LICENSEE	NOVONT HOLDINGS CO., LTD.

By: /S/ (SIGNATURE ILLEGIBLE) (Print Name and Title)

Xuhai Building, Room 601 No. 86 Haidian Road, Haidian District, Beijing, PRC Fax Number: __________________________

LICENSOR	PRICESMART, INC.

By /S/ ROBERT M. GANS Robert M. Gans, Executive Vice President (Print Name and Title)

4649 Morena Blvd. San Diego, CA 92117 Fax Number: 858-581-4707

US LICENSEE	NOVONT, INC., DBA TIMESTONE INTERNATIONAL GROUP

By: /S/ (SIGNATURE ILLEGIBLE) (Print Name and Title)

444 South Flower Street Los Angeles, CA 90071 Fax Number:

IMPORT AGENT	CHENG CHENG IMPORT-EXPORT CO., LTD.

By: /S/ (SIGNATURE ILLEGIBLE) (Print Name and Title)

No. 18 Xueqing Road, Haidian District Beijing, PRC Fax Number: